                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: July 15, 1999
                     Collection Period: June 1 to 30, 1999

I. Available Funds
------------------
Scheduled Principal Payments Received                                                                  $ 1,448,839.94
Partial and Full Prepayments Received                                                                    1,772,043.91
Interest Payments Received                                                                                 821,100.36
Policy Claim Amount                                                                                                --
Pre-Funding Earnings                                                                                            60.48
Class A Redemption Amount                                                                                          --
Income From Collection Account Eligible Investments                                                         12,706.75
Recoveries On Previously Liquidated Receivables                                                             12,900.00
Liquidation Proceeds                                                                                        20,600.08
Recoveries From Insurance                                                                                          --
Purchase Amount of Purchased Receivables                                                                           --
                                                                                                       --------------
  Total Available Funds                                                                                $ 4,088,251.52
                                                                                                       ==============

II. Distributions
-----------------
A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                   $90,559,795.70
Principal Portion of Scheduled Payments Received                                                         1,448,839.94
Principal Portion of Prepayments                                                                         1,772,043.91
Principal Portion of Purchased Receivables                                                                         --
Principal Balance of Liquidated Receivables                                                                 69,213.36
Aggregate Amount of Cram Down Losses                                                                         1,327.51
Class A Redemption Amount                                                                                          --
                                                                                                       --------------
  Total Principal Payment Amount                                                                       $ 3,291,424.72
                                                                                                       --------------
Overcollateralization Amount to Principal                                                                  304,581.97
                                                                                                       --------------
Ending Principal Balance of Notes                                                                      $86,963,789.01
                                                                                                       ==============

B.  Priority of Distributions
-----------------------------
1.  Indenture Trustee, Backup Servicer, Owner Trustee                                                  $     5,476.03
2a. Basic Servicing Fee                                                                                     78,228.97
 b. Supplemental Servicing Fee                                                                               1,890.52
3.  Class A Interest Payment Amount                                                                        449,025.65
4.  Class A Principal Payment Amount                                                                     3,291,424.72
5.  Note Insurer Payment                                                                                    30,186.60
6.  To The Reserve Fund                                                                                    232,019.03
7.  Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer              --
                                                                                                       --------------
  Total Distributions Before Overcollateralization or Certificateholder Payments                       $ 4,088,251.52
                                                                                                       --------------
8.  Overcollateralization Amount to Class A Principal                                                      304,581.97
9.  Accrued or Unpaid Basic and Supplemental Servicing Fees                                                        --
10.  Remaining Payment To The Certificateholder, Including Reserve Account Release                                 --
                                                                                                       --------------
  Total Payments                                                                                       $ 4,392,833.49
                                                                                                       ==============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: July 15, 1999
                     Collection Period: June 1 to 30, 1999

III. Note Balances
------------------

Beginning Note Balance                                                                          $ 90,559,795.70
Ending Note Balance                                                                             $ 86,963,789.01
Class A Note Factor                                                                                    0.869638

Class A Original Balance                                                                        $100,000,000.00
Class A Beginning Balance                                                                       $ 90,559,795.70
Class A Ending Balance                                                                          $ 86,963,789.01
Class A Interest Carryover Shortfall                                                            $            --
Class A Principal Carryover Shortfall                                                           $            --

Overcollateralization Amount                                                                       3,314,968.92
Target Overcollateralization Amount                                                                3,623,333.60

IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer, Owner Trustee, Class A Interest
   Payment Amount, and Note Insurer Payment                                                     $            --
Less: Class A Interest Calculated On Principal Balance Of Receivables                                        --
Less: Pre-Funding Earnings                                                                                   --
                                                                                                ---------------
Interest Reserve Requirement                                                                    $            --
                                                                                                ===============
V. Pre-Funded Amount
--------------------

Beginning Balance                                                                               $            --
Plus: Pre-Funding Earnings                                                                                60.48
Less: Pre-Funding Distributions                                                                           60.48
Less: Class A Redemption Amount                                                                              --
                                                                                                ---------------
Ending Balance                                                                                  $            --
                                                                                                ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: July 15, 1999
                     Collection Period: June 1 to 30, 1999


VI. Receivables Performance

                                                                                     Beginning                     End
A.  General Information                                                              Of Period                   Of Period
                                                                                 ---------------------    ---------------------
Principal Balance                                                                  $     93,874,764.62      $     90,583,339.90
                                                                                 =====================    =====================

Number of Receivables                                                                            5,117                    5,015
                                                                                 =====================    =====================

B.  Delinquency/Repossession Information
                                                               No. Of                  Principal                % of Rec.
                                                             Receivables                Balance                  Balance
                                                        ---------------------    ---------------------    ----------------------
30 - 59 Days Delinquent                                                    33      $        589,826.86                      0.65%
60 - 89 Days Delinquent                                                     2      $         37,278.83                      0.04%
90 + Days Delinquent                                                        6      $        145,354.08                      0.16%
                                                        ---------------------    ---------------------    ----------------------
  Total                                                                    41      $        772,459.77                      0.85%
                                                        =====================    =====================    ======================

                                                                                                                 Principal/
                                                                                                                 (Proceeds)
                                                                                                          ----------------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                     $          35,066.63
Principal Balance of Other Liquidated Receivables                                                                      34,146.73
Cram Down Losses                                                                                                        1,327.51
Liquidation Proceeds                                                                                                  (20,600.08)
Deficiency Recoveries On Previously Liquidated Receivables                                                            (12,900.00)
Recoveries From Insurance                                                                                                     --
Other Recoveries
                                                                                                          ----------------------
  Net Losses                                                                                                $          37,040.79
                                                                                                          ======================


VII. Reserve Account

Beginning Balance                                                                                           $       1,877,495.29
Income From Eligible Investments                                                                                        6,734.45
Deposits                                                                                                              232,019.03
Release of Excess To The Noteholders                                                                                  304,581.97
Release of Excess To The Certificateholder                                                                                    --
                                                                                                          ----------------------
Ending Balance                                                                                              $       1,811,666.80
                                                                                                          ----------------------
Reserve Account Required Amount                                                                             $       1,811,666.80
                                                                                                          ======================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: July 15, 1999
                     Collection Period: June 1 to 30, 1999

VIII. Triggers
--------------

A. Calculations                                                                        Second                   Third
---------------                                               Preceding               Preceding               Preceding
                                                             Collection              Collection              Collection
Delinquency Ratio                                              Period                  Period                  Period
-----------------                                        --------------------    --------------------    --------------------
Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due   $        182,632.91     $        221,906.84     $         72,392.26
Divided By: Beginning Aggregate Principal Balance        $     93,874,764.62     $     71,385,596.91     $     73,791,216.20
                                                         -------------------     -------------------     -------------------
Delinquency Ratio                                                       0.19%                   0.31%                   0.10%
                                                         ===================     ===================     ===================
Average For The Three Preceding Collection Periods                                                                      0.20%
                                                                                                         ===================
                                                                                       Second                   Third
                                                              Preceding               Preceding               Preceding
                                                             Collection              Collection              Collection
Default Ratio                                                  Period                  Period                  Period
-------------                                            -------------------     -------------------     -------------------
Principal Balance of all Liquidated Receivables          $         69,213.36     $        133,836.83     $                 -
Divided By: Beginning Aggregate Principal Balance        $     93,874,764.62     $     71,385,596.91     $     73,791,216.20
                                                         -------------------     -------------------     -------------------
Default Ratio                                                           0.07%                   0.19%                   0.00%
                                                         ===================     ===================     ===================
Average For The Three Preceding Collection Periods                                                                      0.09%
                                                                                                         ===================
                                                                                     Cumulative,             Cumulative
                                                             During The             As Of Second              As Of The
                                                              Preceding               Preceding               Preceding
                                                             Collection              Accounting              Accounting
Cumulative Net Loss Ratio                                      Period                   Date                    Date
-------------------------                                -------------------     -------------------     -------------------
Principal Balance Of Liquidated Receivables              $        203,050.19     $        133,836.83     $                 -
Less: Liquidation Proceeds And Recoveries Received               (117,842.47)             (84,342.39)                      -
Plus: Cram Down Losses                                              1,327.51                       -                       -
                                                         -------------------     -------------------     -------------------
Net Losses                                               $         86,535.23     $         49,494.44     $                 -
                                                         ===================     ===================     ===================
Aggregate Principal Balance As Of The Cutoff Date        $    102,564,101.62     $    102,564,101.62     $     76,548,946.54
                                                         -------------------     -------------------     -------------------
Net Loss Ratio                                                          0.08%                   0.05%                   0.00%
                                                         ===================     ===================     ===================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: July 15, 1999
                     Collection Period: June 1 to 30, 1999

B. Triggers In Effect

                                                                   Actual                  Reserve                 Trigger
                                                                    Ratio                   Event                   Event
                                                            ---------------------   ---------------------    --------------------
1.  Delinquency Ratio                                                       0.20%                   1.50%                   2.00%
                                                             ====================    ====================    ====================

2.  Default Ratio                                                           0.09%                   7.00%                    N/A
                                                             ====================    ====================    ====================

3.  Cumulative Net Loss Ratio
          Months 06-08                                                      0.08%                   0.75%                   1.00%
          Months 09-11                                                      0.00%                   1.35%                   1.60%
          Months 12-14                                                      0.00%                   2.00%                   2.30%
          Months 15-17                                                      0.00%                   2.50%                   3.00%
          Months 18-20                                                      0.00%                   3.35%                   3.65%
          Months 21-23                                                      0.00%                   4.65%                   5.10%
          Months 24-26                                                      0.00%                   5.50%                   6.00%
          Months 27-29                                                      0.00%                   5.75%                   6.30%
          Months 30 +                                                       0.00%                   5.90%                   6.50%

4.  Reserve/Trigger Events                                           Occurrences            Deemed Cured
                                                             --------------------   ---------------------
          Reserve Event                                                       No                     N/A
          Trigger Event                                                       No                     N/A
          Servicer Termination Event                                          No

5.  The Collection Period Above Corresponds To Month No.              4
                                                             ====================



       Executed by:
                    --------------------
                    James E. Stublarec
                    Vice-President, Finance

              Date:      July 8, 1999
                    --------------------

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                       Distribution Date: July 15, 1999
                     Collection Period: June 1 to 30, 1999


                                                                                    Per $1,000 Of
Payments Allocable To Principal                                   Total            Orig. Principal
-------------------------------                             ------------------    ------------------
Class A Noteholders                                            $ 3,596,006.69          $     35.96

                                                                                    Per $1,000 Of
Payments Allocable To Interest                                    Total            Orig. Principal
------------------------------                              ------------------    ------------------
Class A Noteholders                                            $   449,025.65          $      4.49

                                                                                      Remaining
Amount Of Above Payments Paid From Reserve                        Total                Reserve
------------------------------------------                  ------------------    ------------------
Principal                                                      $          -
Interest                                                                  -
                                                             -----------------     -----------------
Total                                                          $          -            $1,811,666.80
                                                             =================     =================

                                                                                    Per $1,000 Of
Note Balances                                                     Total            Orig. Principal
-------------                                               ------------------    ------------------
Class A Noteholders                                            $86,963,789.01          $    869.64


Amount Of Fees Paid By The Trust                               $   115,782.12
--------------------------------                             =================

                                                                                     Change From
                                                                                        Prior
Carryover Shortfalls                                              Total             Payment Date
--------------------                                        ------------------    ------------------
Class A Interest                                               $          -            $         -
Class A Principal                                                         -                      -

Note Factor
-----------
Class A                                                                                   0.869638

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                       Distribution Date: July 15, 1999
                     Collection Period: June 1 to 30, 1999

Delinquency Ratio                                              0.19%
-----------------                                  =================

Default Ratio                                                  0.07%
-------------                                      =================

Cumulative Net Loss Ratio                                      0.08%
-------------------------                          =================


Reserve/Trigger Events                                Occurrences         Deemed Cured
----------------------                             -----------------   ------------------
Reserve Event                                              No                 N/A
Trigger Event                                              No                 N/A
Servicer Termination Trigger Event                         No

Policy Claim Amount                                $              --
-------------------                                =================

Reimbursements to Note Insurer                     $              --
------------------------------                     =================


                                                      Occurrences          Continuing
                                                   -----------------   ------------------
Insurer Default                                            No                 N/A
---------------

During Funding Period
---------------------
Principal Balance of Subsequent Receivables        $              --
Class A Redemption Amount                          $              --
Remaining Pre-Funded Amount                        $              --

Class A Redemption Amount                          $              --
-------------------------                          =================

Overcollateralization
---------------------
Overcollateralization Amount                       $    3,314,968.92         3.66%
Target Overcollateralization Amount                $    3,623,333.60         4.00%


                                  Page 2 of 2